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                                                                   EXHIBIT 10.27

                            NEGATIVE PLEDGE AGREEMENT

         This Negative Pledge Agreement is made as of December 29, 2003, by and between ATHEROGENICS, INC. ("Borrower") and SILICON VALLEY BANK ("Bank").

         In connection with, among other documents, the Loan and Security Agreement dated March 6, 2002 between Borrower and Bank and the Third Modification Agreement being concurrently executed herewith between Borrower and Bank (the "Loan Documents"), Borrower agrees as follows:

         1. Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank and except as permitted by the Loan Documents) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in or upon, or encumbering any of Borrower's (i) Intellectual Property (as defined in the Loan and Security Agreement) and (ii) cash, deposit accounts and securities accounts maintained with Bank and/or any of Bank's affiliates, including, without limitation, the following:

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

                  (b) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

                  (c) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (d) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                  (e) All Patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

                  (f) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks;

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

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                  (i)      All amendments, extensions, renewals and extensions
                           of any of the Copyrights, Trademarks or Patents;

                  (j) Any and all cash, deposit accounts, securities, securities entitlements, securities accounts, and certificates of deposit pledged to or maintained with Bank and/or any of Bank's affiliates.

                  (k) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

         3. Borrower hereby authorizes Bank to file or amend any Uniform Commercial Code financing statement in order to give public notice of the terms of this Negative Pledge Agreement.

         4. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

         5. This Negative Pledge Agreement replaces and supercedes the existing Negative Pledge Agreement dated as of March 6, 2002 by and between Borrower and Bank.

                                          BORROWER:

                                          ATHEROGENICS, INC.

                                          By: /s/MARK P. COLONNESE
                                              ----------------------------------
                                          Name:  Mark P. Colonnese
                                          Title: Chief Financial Officer

                                          BANK:

                                          SILICON VALLEY BANK

                                          By: /s/ANGELA HART
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                                          Name:  Angela Hart
                                          Title: Vice President